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                    UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.   20549


                      FORM 8-K


                   CURRENT REPORT


         Pursuant to Section 13 or 15(d) of
        the Securities Exchange Act of  1934


 Date of Report (Date of earliest event reported):
                    May 18, 1999



                 CFSB BANCORP, INC.
(Exact name of registrant as specified in its charter)



  Delaware                       0-18609         38-2920051
(State or Other Jurisdiction   (Commission    (I.R.S. Employer
Incorporation)                 File Number)  Identification No.)



       112 East Allegan Street, Lansing, Michigan   48933
       (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:
                        (517) 371-2911



                   Not applicable
(Former name or former address, if changed since last report)

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Item 5.  Other Events
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On May 18, 1999, the registrant's Board of Directors approved a ten percent common stock dividend. The common stock dividend will be distributed June 14, 1999 to stockholders of record as of May 28, 1999. The common stock dividend increases the outstanding common stock of the registrant by ten percent to approximately 9.3 million shares. Stockholders of record will receive one share of common stock for each ten shares held. For information regarding the ten percent stock dividend, reference is made to the registrant's press release dated May 18, 1999, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statement, Pro Forma Financial Information
         and Exhibits
         ----------------------------------------------------

Exhibit 99.1 - Press Release dated May 18, 1999.

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                 CFSB BANCORP, INC.

                     Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CFSB Bancorp, Inc.
                                   (Registrant)


Date:  May 20, 1999                By:  /s/ Robert H. Becker
                                        ------------------------
                                        Robert H. Becker
                                        President and
                                        Chief Executive Officer